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                                                                   Exhibit 10.34


                                 NINTH AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

      This Ninth Amendment to Amended and Restated Credit Agreement ("Amendment"), effective as of October 31, 2003, is made and entered into by and between REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation ("Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, ("U.S. Bank"). Words and phrases with initial capital letters have the meanings given to them in Article I of this Amendment.

                                    RECITALS:

      A. On or about June 5, 1995, U.S. Bank and Borrower entered into that certain amended and restated credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement"), whereby U.S. Bank agreed to make loans and advances of credit to Borrower on the terms and conditions set forth therein.

      B. Borrower and U.S. Bank have entered into eight amendments to the Credit Agreement dated as of July 25, 1996; September 15, 1997; February 22, 1999; August 10, 2000; June 19, 2001; December 31, 2001; as of June 21, 2002 and
as of March 18, 2003, respectively.

      C. Borrower and U.S. Bank have agreed to amend the Credit Agreement again as set forth in this Amendment.

            NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

ARTICLE I. DEFINITIONS AND AMENDMENT

      1.1   DEFINED TERMS

      As used in this Amendment, words and phrases with initial capital letters shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires.

      1.2   INCORPORATION OF RECITALS

      The foregoing recitals are incorporated into this Amendment by reference.

      1.3   AMENDMENT

      The Credit Agreement and the other Loan Documents are hereby amended as set forth herein. Except as specifically provided herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents and all amendments thereto shall remain


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in full force and effect throughout the terms of the Loans and any extensions or renewals thereof.

ARTICLE II. REVOLVING LOAN

      2.1   SECTION 2.1

      Section 2.1 of the Credit Agreement is amended, in part, to reduce $10,000,000 to $2,000,000, less the aggregate amount of all Acquisition Loans then outstanding ("Revolving Loan").

      2.2   SECTION 2.2

      Section 2.2 of the Credit Agreement is amended, in part, to reduce the $10,000,000 per occurrence and $10,000,000 in the aggregate to $2,000,000 per occurrence and $2,000,000 in the aggregate.

ARTICLE III. CONDITIONS PRECEDENT

      U.S. Bank shall have no obligation to modify the terms of the Credit Agreement as provided in this Amendment unless the following conditions have been fulfilled to the satisfaction of U.S. Bank:

      (a) U.S. Bank shall have received this Amendment, duly executed and delivered by Borrower.

      (b) There shall not then exist any Default or Event of Default as of the date hereof.

      (c) All representations and warranties of Borrower contained herein or made in writing in connection herewith shall be true and correct as of the date hereof.

      (d) U.S. Bank shall have received a non-refundable loan fee in the amount of $5,000.

      (e) U.S. Bank shall have received, duly executed and delivered by Borrower, such financing statements or other instruments, in form and substance satisfactory to U.S. Bank, that U.S. Bank may deem appropriate to perfect its security interests in any Collateral.

      (f) All corporate proceedings of Borrower and its Subsidiaries shall be satisfactory in form and substance to U.S. Bank, and U.S. Bank shall have received all information and copies of all documents, including records of all corporate proceedings, that U.S. Bank has requested in connection therewith, such documents where appropriate to be certified by proper corporate authorities or Governmental Bodies.


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ARTICLE IV. GENERAL PROVISIONS

      4.1   REPRESENTATIONS AND WARRANTIES

      Borrower hereby represents and warrants to U.S. Bank that, to the best knowledge and belief of Borrower, as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the other Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U.S. Bank is payable without offset, defense, counterclaim or claim of recoupment.

      4.2   SECURITY

      The parties acknowledge and agree that all security agreements, financing statements, and other Loan Documents creating, perfecting, or evidencing U.S. Bank's security interest in the Collateral shall remain in full force and effect and shall secure and shall continue to secure payment and performance of all Loans and other Indebtedness of Borrower to U.S. Bank

      4.3   GUARANTIES

      The parties hereby acknowledge and agree that all guaranties now existing or hereafter obtained by U.S. Bank shall remain in full force and effect, are valid and enforceable in accordance with their terms, and are not subject to offset, defense, counterclaim or claim of recoupment.

      4.4   EXPENSES

      Borrower shall reimburse U.S. Bank for all of its out-of-pocket expenses incurred in connection with this Amendment promptly upon demand. Such expenses shall include, without limitation, reasonable attorney fees, examination expenses, and filing fees.

      4.5   COUNTERPARTS

      This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

      4.6   STATUTORY NOTICE

      ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


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      IN WITNESS WHEREOF, U.S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized officers or agents as of the date first above written.

                                REDHOOK ALE BREWERY, INCORPORATED


                                By /s/  David J. Mickelson
                                   ------------------------
                                   David Mickelson, Executive Vice President


                                U.S. BANK NATIONAL ASSOCIATION


                                By /s/  Kevin Blair
                                   ------------------------
                                   Kevin Blair, Vice President

      By execution of this Amendment, the undersigned Guarantor approves of the changes to the Credit Agreement set forth herein, reaffirms its Guaranty, and acknowledges and agrees that its obligations under its Guaranty are not subject to any defense, offset, counterclaim or claim of recoupment.

                                REDHOOK OF NEW HAMPSHIRE, INC.


                                By /s/  David J. Mickelson
                                   ------------------------
                                   David Mickelson, Executive Vice President


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